                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. Section 1350

I, Robert G. Wilmers, Chairman of the Board, President and Chief Executive Officer of M&T Bank Corporation, hereby certify, to my knowledge:

         (1) that the Annual Report on Form 10-K of M&T Bank Corporation for the annual period ended on December 31, 2002 filed with the Securities and Exchange Commission at File No. 1-9861 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of M&T Bank Corporation.


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.





/s/ Robert G. Wilmers
-------------------------
Robert G. Wilmers
February 27, 2003